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                                                                   Exhibit 10.30
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                             EMPLOYMENT AGREEMENT
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     This Employment Agreement (the "Agreement"), made this 25th day of
January, 2000 is entered into by and between Switchboard Incorporated, a Delaware corporation (the "Company"), and John P. Jewett (the "Employee").

     1.  Title; Capacity.  The Employee shall serve as Vice President, Chief
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Financial Officer, Treasurer and Secretary, or in such other position as the
Company or its Board of Directors (the "Board") may determine from time to time. The Employee shall be subject to the supervision of, and shall have such authority as is delegated to him by, the Board or such officer of the Company as may be designated by the Board.

     The Employee hereby accepts such employment and agrees to undertake the duties and responsibilities inherent in such position and such other duties and responsibilities as the Board or its designee shall from time to time reasonably assign to him. The Employee agrees to devote his entire business time, attention and energies to the business and interests of the Company while employed by the Company.

     2.  At-Will Employment.  The Employee shall be employed on an at-will
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basis, which means either party may terminate the employment relationship at any time, for any reason or no reason, and with or without notice, subject to the provisions of this Agreement.

     3.  Compensation and Benefits.
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         3.1  Salary.  The Company shall pay the Employee a base salary at the
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annualized rate of one hundred and twenty-five thousand dollars ($125,000), in equal bi-weekly
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installments, consistent with the Company's regular payroll procedures.
Employee's salary shall be subject to adjustment, as determined by the Board.

         3.2  Bonus.  The Employee shall be eligible to receive an annual bonus
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payable quarterly and targeted at an annual rate of  fifty-five thousand dollars
($55,000) for the one-year period beginning on January 1, 2000, in the event that certain criteria are met, as specifically discussed and defined with the Employee periodically by the Company's Chief Executive Officer. Such bonus shall be subject to adjustment thereafter as determined by the Board.

         3.3  Benefits.  The Employee shall be entitled to participate in all
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benefit programs that the Company establishes and makes available to its employees, if any, to the extent that Employee's position, tenure, salary, age, health and other qualifications make him eligible to participate.

     4.  Change in Control.
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         4.1  Stock Options.  In the event of a Change in Control, fifty
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percent (50%) of the Employee's outstanding unvested stock options shall immediately vest and become exercisable in full, if:

              (i) the Employee remains employed by the Company for a continuous period of six (6) months after the effective Change in Control date; or

              (ii) the Employee elects to resign within six (6) months of the effective Change in Control date because the Employee's job title and/or overall targeted cash compensation are materially reduced from levels in effect immediately prior to the Change in Control.

         4.2  "Change in Control" means an event or occurrence set forth in
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any one or

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more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

              (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), other than Banyan Worldwide or CBS Corporation, of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that
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for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of subsection (c) of this Section 4.2; or

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              (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board on the date of the execution of this Agreement or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

              (c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include,

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without limitation, a corporation which as a result of such transaction owns the
Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

              (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     5.  Circumstances Triggering Receipt of Termination Benefits.
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         5.1  Termination by the Company.  the Company shall provide the
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Employee with the benefits set forth in Section 6 upon termination by the
Company of the Employee's employment at any time during the term of this Agreement for reasons other than termination for "cause." For the purposes hereof, "cause" shall be defined as the willful and repeated failure of the Employee to perform substantially his duties, or action by the Employee involving willful misfeasance, gross negligence or the commission of any felonious action; provided, however, that termination for cause shall not be effective unless the Employee shall have received written

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notice from the Company of such failure (specifying in detail the facts and circumstances on which the Company is relying) and a demand for substantial performance thirty (30) days prior to such termination, and the Company determines that the Employee shall have failed during such thirty (30) day period to resume the diligent performance of his duties. If Employee, in good faith, disputes the Company's determination that he has not so resumed the diligent performance of his duties, the parties agree to submit such dispute to arbitration in accordance with the provisions of Section 12 below.

         5.2  Termination by Employee. the Company shall provide the Employee
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with the benefits set forth in Section 6 upon termination by the Employee of the
Employee's employment with the Company at any time during the term of this Agreement if the Employee's job title and/or overall targeted cash compensation are materially reduced from levels in effect at the commencement of the initial or any renewal term of this Agreement (the "Material Reduction") and the Employee elects to resign within 90 days of said Material Reduction.

         5.3  Notice of Termination.  Any termination of the Employee's
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employment by the Company or by the Employee as referred to in this Section shall be communicated by written notice of termination to the other party.

     6.  Termination Benefits.  Subject to and in accordance with the
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provisions set forth in Section 5, and further subject to the execution of a release agreement, the terms of which are agreeable to both parties and which agreement to such terms may not be unreasonably withheld, the following benefits (subject to any applicable taxes required to be withheld) shall be paid to the Employee as follows:

         (a)  Compensation.  The Employee will be paid his base salary for a
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period of

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six months from the effective date of his termination (the "Continuation
Period"), in the event that the Employee remains unemployed during the Continuation Period. If the Employee obtains other employment during the Continuation Period, any salary continuation will cease unless the Employee's new employment is at a base salary lower than his base salary under Section 3.1, in which case the Company will pay the Employee the difference between his base salary under Section 3.1 and his new base salary during the Continuation Period.

         (b)  Insurance Benefits, etc.  The Employee's participation (including
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dependent coverage) in the life, health and dental insurance plans (excluding further participation in the existing 401K Plan) of the Company in effect immediately prior to the effective date of Employee's termination shall be continued, or equivalent benefits provided, by the Company, at the Employee's then current contribution rate for such benefits for a period of up to six months commencing on the effective date of Employee's termination in the event that the Employee remains unemployed during the Continuation Period. If Employee obtains other employment during the Continuation Period, any continuing benefits will cease.

     7.  Continuing Obligations.  In order to induce the Company to enter
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into this Agreement, the Employee hereby ratifies and confirms his Invention and
Non-Disclosure Agreement with the Company. Without limiting the generality of the foregoing, the Employee agrees that all documents, records, techniques, business secrets and other information which have come into his possession from time to time during his employment hereunder shall be deemed to be confidential and proprietary to the Company and he shall retain in confidence any confidential information known to him concerning the Company and its parent and/or subsidiaries and their respective businesses and such information shall not be disclosed.

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     8.  Other Agreements.  Employee hereby represents that he is not bound by
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the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of his employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. Employee further represents that his performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by him in confidence or in trust prior to his employment with the Company.

     9.  Notices.  All notices required or permitted under this Agreement shall
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be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Section 9.

     10. Pronouns.  Whenever the context may require, any pronouns used in this
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Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

     11. Entire Agreement.  This Agreement constitutes the entire agreement
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between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement, including but not limited to the October 16, 1998 Offer Letter, except as otherwise specified in this Agreement. Employee's October 28, 1998 Invention and Non-Disclosure Agreement, and Employee's December 8, 1998 Incentive Stock Option Agreement and October 18, 1999 Incentive Stock Option Agreement will remain in full force and

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effect, except as otherwise specified in this Agreement.

     12. Arbitration.  Any controversy or claim arising out of or relating to
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this Agreement or the breach thereof shall be settled by arbitration to be conducted in Boston, Massachusetts, in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

     13. Amendment.  This Agreement may be amended or modified only by a
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written instrument executed by both the Company and the Employee.

     14. Governing Law.  This Agreement shall be construed, interpreted and
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enforced in accordance with the laws of the Commonwealth of Massachusetts.

     15. Successors and Assigns.  This Agreement shall be binding upon and
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inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or which may succeed to its assets or business, provided, however, that the obligations of the Employee are personal and shall not be assigned by him.

     16. Term.  The initial term of this Agreement shall be for a period of
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twelve (12) months commencing on the effective date of this Agreement.
Thereafter, this Agreement shall be automatically renewed for successive twelve
(12) month periods unless either party indicates its intent not to renew by giving at least sixty (60) days written notice prior to the expiration of the then-current term.

     17. Miscellaneous.
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         17.1  No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the

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Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

         17.2 The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

         17.3 In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

                                    SWITCHBOARD INCORPORATED



                                    By:   /s/ Dean Polnerow
                                        --------------------------------
                                        Name:  Dean Polnerow
                                        Title: President


                                    JOHN P. JEWETT


                                        /s/ John P. Jewett
                                    ------------------------------------

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